Corporate Presentation June 2023 Exhibit 99.1

Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the continued commercial success of our Sunosi® and Auvelity® products and the success of our efforts to obtain any additional indication(s) with respect to solriamfetol and/or AXS-05; the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected revenues or expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates; whether issues identified by FDA in the complete response letter may impact the potential approvability of the Company’s NDA for AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment for the MOMENTUM clinical trial; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s products and product candidates, if approved; the Company’s anticipated capital requirements, including the amount of capital required for the continued commercialization of Sunosi and Auvelity and for the Company’s commercial launch of its other product candidates, and the potential impact on the Company’s anticipated cash runway; unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.. This presentation contains statements regarding the Company’s observations based upon the reported clinical data. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. Forward Looking Statements & Safe Harbor

Rapidly Growing, CNS-Focused Biopharma 2 Marketed Products 6 New Target Indications 5 Late-stage Product Candidates 140 Potential Patients Targeted Million

Leading CNS Portfolio Phase 1 Phase 2 Phase 3 NDA Marketed Abbreviations: CNS = Central Nervous System; MOA = Mechanism of Action; NMDA = N-Methyl-D-aspartate; COX-2 = Cyclooxygenase-2; 5-HT = 5-Hydroxytryptamine; NE = Norepinephrine. CYP2D6 = Cytochrome P450 Family 2 Subfamily D Member 6; MoSEIC = Molecular Solubility Enhanced Inclusion Complex Please see full Prescribing Information for Auvelity at www.Auvelity.com. Please see full Prescribing Information for Sunosi at www.Sunosi.com. Alzheimer’s Disease Agitation (ADA) Smoking Cessation Attention Deficit Hyperactivity Disorder (ADHD) Migraine Narcolepsy Fibromyalgia AXS-05, AXS-07, AXS-12, AXS-14, and solriamfetol for ADHD are not approved by the FDA, and their safety and effectiveness have not been established Major Depressive Disorder (MDD) Excessive Daytime Sleepiness (EDS) Associated with Narcolepsy or Obstructive Sleep Apnea (OSA) Product MOA NMDA receptor antagonist and sigma-1 receptor agonist, aminoketone CYP2D6 inhibitor Dual-acting dopamine and norepinephrine reuptake inhibitor (DNRI) NMDA receptor antagonist and sigma-1 receptor agonist, aminoketone CYP2D6 inhibitor MoSEIC™ COX-2 pref. inhibitor + 5-HT1B/1D agonist Highly selective NE reuptake inhibitor Enantiomerically purified highly selective NE reuptake inhibitor Dual-acting dopamine and norepinephrine reuptake inhibitor (DNRI) FDA Breakthrough Therapy Designation FDA Orphan Drug Designation AXS-05 AXS-07 AXS-12 solriamfetol AXS-14

Marketed and Late-stage CNS Portfolio with Potential to Impact the Lives of >140M U.S. Patients 17 M 34 M 185 K 4 M 37 M 5 M ADHD Migraine 22 M 21 M Fibromyalgia Narcolepsy OSA MDD Smoking Cessation AD Agitation Abbreviations: MDD = Major Depressive Disorder; OSA = Obstructive Sleep Apnea; AD = Alzheimer’s Disease; ADHD = Attention Deficit Hyperactivity Disorder

Potentially Marketed Indications by 2025 AXS-14 Fibromyalgia AXS-07 Migraine AXS-05 AD agitation AXS-12 Narcolepsy Major depressive disorder Excessive daytime sleepiness associated with narcolepsy or obstructive sleep apnea

Marketed Products

Treating adult patients living with major depressive disorder Abbreviations: TRx = total prescriptions; NMDA = N-Methyl-D-aspartate; MDD = major depressive disorder 1. Auvelity [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY 2. FDA Depression Medicines. https://www.fda.gov/media/132665/download. Accessed March 21, 2022. 3. Thomas D, and Wessel C. The state of innovation in highly prevalent chronic diseases volume I: Depression therapeutics. December 2017. https://www.bio.org/sites/default/files/legacy/bioorg/docs/BIO_HPCD_Series-Depression_2018-01-03.pdf. Accessed March 21, 2022. 4. Iosifescu DV et al. J Clin Psychiatry. 2022;83(4):21m1434 First and only oral rapid acting NMDA receptor antagonist for MDD1-2 New approach to treat MDD that is different from other oral antidepressants approved in more than 60 years1-3 Rapid symptom improvement starting at Week 1, sustained at Week 6 vs placebo1 Rapid remission as early as Week 2, sustained and increased vs control through Week 64 Source: Symphony METYS TRx Launch to Date

Improving wakefulness in adult patients with EDS associated with narcolepsy or OSA Abbreviations: nTRx = normalized total prescriptions; EDS = excessive daytime sleepiness; OSA = obstructive sleep apnea; DNRI = dopamine-norepinephrine reuptake inhibitor 1. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY: 2. Schweitzer PK et al. Am J Resp Crit Care Med. 2019;199(11):1421-1431. First and only DNRI indicated for EDS associated with narcolepsy or OSA1 90% of patients reported feeling better with Sunosi 150 mg2 First and only wakefulness promoting agent proven to improve wakefulness through 9 hours1 nTRx Launch to Date Source: Symphony METYS. nTRx normalizes number of pills in each Trx for 30-day period.

Development Pipeline

Alzheimer’s Disease Agitation: High Unmet Medical Need, Novel Approach 1. Alzheimer’s Association. Alzheimer’s Dement. 2020;16(3):391+. 2. Tractenberg R, et al. J Neuropsychiatry Clin Neurosci. 2002;14:11-18. 3. Porsteinsson AP, et al. Expert Opin Pharmacother. 2017; 18:6, 611-620. 4. Rabins PV et al. Alzheimer’s Dement. 2013; 9:204-207. 5. Alzheimers Dement. 2021 Mar;17(3):327-406. 6. Rosenberg PB, et al. Mol Aspects Med. 2015;0: 25–37. 7. Stahl SM. CNS Spectr. 2019;24:461-466. 8. Cheng W, et al. Mol Med Rep. 2015 Feb;11(2):1132-8 Agitation is seen in up to 70% of Alzheimer’s disease patients1,2 Associated with accelerated cognitive decline, earlier nursing home placement, increased mortality risk3,4 High unmet medical need for safe and effective options AXS-05 pharmacology relevant to implicated disease pathways AXS-05 pharmacological actions7,8 Brain regions implicated in AD agitation6 6 million patients with AD in 2020 14 million5 by 2060 >70% Suffer from agitation AXS-05

Alzheimer’s Disease Agitation: Clinical Results and Program Status Primary endpoints met in two controlled trials: ADVANCE-1 Phase 2/3, parallel group trial ACCORD Phase 3, randomized withdrawal trial ADVANCE-2 Phase 3 trial ongoing, with expected completion by 1H 2024 FDA Breakthrough Therapy Designation received ADVANCE-1 Study: Change in CMAI Total Score AXS-05

Alzheimer’s Disease Agitation: ADVANCE-2 Phase 3 Trial Primary Endpoint: Efficacy of AXS-05 compared to placebo on the change from baseline in CMAI total score Key Inclusion Criteria: Male or female 65-90 years old Diagnosis of probable AD and of clinically significant agitation resulting from probable AD Target Enrollment: 350 Topline Data: 1H 2024 AXS-05 twice daily AXS-05 (dextromethorphan-bupropion) Placebo A Phase 3 trial to assess efficacy and safety of AXS-05 as compared to placebo in the treatment of Alzheimer’s disease agitation. Double-blind Phase (5 Weeks) Screening (4 weeks) 1:1 Randomization Follow up (1 Weeks) Baseline AXS-05

Smoking is single largest cause of preventable death in the U.S.1 70% of smokers want to quit2 Only 3-5% who attempt to quit without assistance are successful for 6-12 months2 Smoking Cessation Abbreviations: NMDA = N-methyl D-aspartate U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014. Hughes JR, et al. Addiction. 2004;99(1):29-38 AXS-05 represents a potentially new mechanism of action for smoking cessation Positive FDA Pre-IND meeting guidance received from the FDA – can proceed to pivotal Phase 2/3 trial Planned trial initiation in 4Q 2023 Fast Facts AXS-05 Key Updates AXS-05

Migraine: Significant Need for More Efficacious Treatments 1. Menken et al. Arch Neurol. 2000;57:418-420. 2. Shapiro and Goadsby. Cephalalgia. 2007;27:991-4. 3. Gooch CL, Pracht E, Borenstein AR. The burden of neurological disease in the United States: A summary report and call to action. Ann Neurol. 2017 Apr; 81(4):479-484. 4. Geppetti et al. J Headache Pain. 2012; 13:103–111. 5. Changes measured in migraine patients. COX-2 data from Li et al. Med Sci Monit. 2017 Jan 3;23:24-28. PGE2 data from Sarchielli et al. Cephalalgia. 2000 Dec;20(10):907-18. 6. Change measured in migraine patient. Data from Burstein et al. Brain. 2000;123 (Pt 8):1703-9. $78 billion direct and indirect costs in the U.S. each year3 Unmet need for improved efficacy in migraine: disability on par with dementia, quadriplegia, active psychosis1,2: >37 million in the U.S. suffer from migraine >70% ~80% not fully satisfied with current treatment would try a new therapy CGRP Mediated4 Central Sensitization (Allodynia)6 AXS-07 Mechanisms of AXS-07 address multiple disordered physiological processes observed during migraine attacks NEUROINFLAMMATION5

Migraine: Clinical Results and Program Status P<0.001 P<0.001 P<0.001 P<0.001 P<0.001 Rapid and sustained efficacy as compared to placebo and active comparator rizatriptan, in three positive Phase 3 trials: MOMENTUM trial, in patients with history of inadequate response, vs. placebo and rizatriptan INTERCEPT trial, in early treatment, vs. placebo MOVEMENT trial, long-term open-label treatment, up to 12 months Class 2 NDA resubmission anticipated in the second half of 2023 AXS-07 INTERCEPT Study: Headache Pain Freedom

Narcolepsy is a debilitating disorder characterized by excessive daytime sleepiness and cataplexy, with limited treatment options Loss of excitatory hypocretin/orexin neurons in the brain lead to dysregulation of norepinephrine resulting1: Loss of muscle tone while awake (cataplexy) Decreased wakefulness during the day (EDS) AXS-12 (reboxetine) improves regulation of norepinephrine signaling in narcolepsy Narcolepsy 1. Szabo ST, et al. Sleep Medicine Reviews 43 (2019) 23-36 185,000 patients in the U.S. 70% suffer from cataplexy AXS-12

Positive Phase 2 results with AXS-12 Significant reduction in cataplexy attacks Significant improvement in excessive daytime sleepiness Significant improvement in cognitive function SYMPHONY Phase 3 trial ongoing, with completion of enrollment expected in 3Q 2023 Narcolepsy: Clinical Results and Program Status CONCERT Study: Change in Weekly Cataplexy Attacks AXS-12

Objective: Evaluate the safety and efficacy of AXS-12 compared to placebo Primary Endpoint: Change in the frequency of cataplexy attacks Key Inclusion Criteria: Male or female 15-75 years old Primary diagnosis of narcolepsy with cataplexy Completion of Enrollment: expected in 3Q 2023 A Phase 3 trial to assess efficacy and safety of AXS-12 as compared to placebo in the treatment of cataplexy in narcolepsy. Double-blind Phase (5 weeks) Screening 1:1 randomization AXS-12 (reboxetine) Placebo AXS-12 Narcolepsy: SYMPHONY Phase 3 Trial

Debilitating, chronic, CNS disorder characterized by widespread pain, fatigue, disturbed sleep, depression, and cognitive impairment; ~90% affected are women Limited treatment options with only 3 approved agents: variable efficacy, and do not address all symptoms AXS-14 (esreboxetine) increases descending norepinephrine inhibition of pain signaling Fibromyalgia 1. Decision Resources Group 2019 2. Adapted from Siracusa, R., et al. Fibromyalgia: Pathogenesis, Mechanisms, Diagnosis and Treatment Options Update. Int. J. Mol. Sci. 2021, 22, 3891. 5 million patients in the U.S.1 90% are women Pathways influencing pain sensitivity in fibromyalgia2 Mediated by norepinephrine signaling Fibromyalgia Tender points AXS-14

Positive Phase 3 and Phase 2 efficacy results with AXS-14 in fibromyalgia: Significant reduction in pain and improvement in function NDA submission planned for second half 2023 Fibromyalgia: Clinical Data and Program Status AXS-14 Phase 3 Efficacy Data

Solriamfetol a potentially differentiated option for the treatment of ADHD

ADHD is a serious disorder characterized by inattention, hyperactivity or impulsivity Associated with significant impairment in social, academic, and occupational functioning or development Solriamfetol targets neurotransmitter pathways in the brain implicated in ADHD1 Attention Deficit Hyperactivity Disorder 1. Faraone, S. V. et al. Attention-deficit/hyperactivity disorder. Nat. Rev. Dis. Primers. 2015 2. Bitsko RH, et al. Mental health surveillance among children—United States, 2013–2019. MMWR Suppl. 2022;71(2):1-48. 3. Kessler RC, et al. The prevalence and correlates of adult ADHD in the United States: results from the National Comorbidity Survey Replication. Am J Psychiatry. 2006 Apr;163(4):716-23. 17.4 million in the U.S. with ADHD 6 million2 youth 11.4 million3 adults Neurotransmitter Pathways Implicated in ADHD1 solriamfetol

CNS portfolio with potential to generate total U.S. peak sales of up to $11.5B Program Launch Year Est. Peak U.S. Sales Key Highlights EDS associated with OSA and narcolepsy $1- $3B $0.5 - $1B $0.5 - $1B $0.5 - $1B $1.5 - $3B $300 - $500M 2022 2025 est. 2025 est. 2024 est. 2025 est. 2022 Rapid and substantial efficacy, as early as week1 First oral antidepressant with a new MOA in 60 years1-4 First and only wakefulness promoting agent to improve wakefulness through 9 hours5 First FDA approved dual-acting DNRI to treat EDS in OSA or narcolepsy Rapid and substantial effect, as early as Week 2, with no associated cognitive impairment or sedation Rapid and consistent relief with reduced symptom recurrence Improved cataplexy, EDS and cognitive function Reduced pain with improved function with effect on fatigue TBD $1B Planned Phase 3 trial initiation 2Q 2023 AXS-05 AXS-07 AXS-12 Solriamfetol AXS-14 Alzheimer’s Disease Agitation Migraine Narcolepsy Fibromylagia MDD ADHD AXS-05 Smoking Cessation Represents a potentially new mechanism of action for smoking cessation Planned Phase 2/3 trial initiation in 4Q 2023 TBD $0.5 - $1B Auvelity and Sunosi refs are on Slides 8 and 9, respectively. Please see full Prescribing Information for Auvelity at www.Auvelity.com. Please see full Prescribing Information for Sunosi at www.Sunosi.com.

Strong Intellectual Property and Barriers to Entry >120 Issued U.S. Patents and >70 Issued O-U.S. Patents Claims extending to at least 2034-43; Multiple pending Proprietary drug product formulation >85 Issued U.S. Patents and >103 Issued O-U.S. Patents Claims extending to at least 2038; Multiple pending Proprietary MoSEICTM formulation and drug product formulation Orphan Drug Designation 5 issued U.S. patents Proprietary drug substance and drug product formulation Pending U.S. patents Proprietary drug substance and drug product formulation Protected by a robust patent estate extending out to at least 2040 / allowed claims out to 2043; Multiple pending Proprietary drug product formulation Protected by a robust patent estate extending out to at least 2040; Multiple pending Proprietary drug substance and drug product formulation AXS-05 AXS-07 AXS-12 AXS-14

Financial Snapshot Cash Balance: (as of March 31, 2023) Debt (Face Value): (as of March 31, 2023) Market Cap: (as of May 8, 2023) Shares Outstanding: (as of March 31, 2023) Options, RSUs, and Warrants Outstanding1: 1 Consists of 8.04 M options, 0.79 M RSUs, and 0.070 M warrants $ 247 M $ 150 M $ 3.3 B 8.9 M 43.5 M Cash, along with remaining committed capital from the $350 million term loan facility, is sufficient to fund anticipated operations into cash flow positivity, based on the current operating plan.

Leadership Team Roger Jeffs, PhD CEO Liquidia Corporation Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Mark Saad Former CFO Bird Rock Bio, Inc. Former COO of the Global Healthcare Group at UBS Mark Coleman, MD Director of Clinical Services National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Herriot Tabuteau, MD Chairman Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA Chief Financial Officer Mark Jacobson, MA Chief Operating Officer Hunter Murdock, JD General Counsel Lori Englebert, MBA EVP, Commercial & Business Dev. Management Board of Directors

Anticipated Upcoming Clinical and Regulatory Milestones solriamfetol Phase 3 trial in ADHD, initiation – 2Q 2023 Regulatory and Commercial Clinical Trial Readouts Clinical Trial Initiations AXS-05 Phase 2/3 trial in smoking cessation, initiation – 4Q 2023 AXS-12 SYMPHONY Phase 3 trial in narcolepsy, completion of enrollment – 3Q 2023 AXS-05 ADVANCE-2 Phase 3 trial in Alzheimer’s disease agitation, topline data – 1H 2024 AXS-07 Migraine NDA, planned resubmission – 2H 2023 AXS-14 Fibromyalgia NDA, planned submission – 4Q 2023

Rapidly Growing, CNS-Focused Biopharma 2 Marketed Products 6 New Target Indications 5 Late-stage Product Candidates 140 Potential Patients Targeted Million

for more information, please contact: mark jacobson chief operating officer 212-332-3243 mjacobson@axsome.com www.axsome.com thank you